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                                                        EXHIBIT 10.11
                               AMENDMENT NO. 2 TO
                         REGISTRATION RIGHTS AGREEMENT

                                  June 3, 1996

To each of the Purchasers named in
Schedule I to the Series C Convertible
Preferred Stock Purchase Agreement
dated June 3, 1996 (the "Purchasers")

Ladies and Gentlemen:

         On September 20, 1995 Neon Software, Inc., an Illinois corporation, now New Era of Networks, Inc., a Delaware corporation, (the "Company"), the purchasers listed on Schedule I to the Series A Convertible Preferred Stock Purchase Agreement dated May 9, 1995, and the purchasers listed on Schedule I to the Series B Convertible Stock Purchase Agreement dated September 20, 1995, amended the Registration Rights Agreement (the "Agreement") among the Company and them, dated May 9, 1995. The parties to the Agreement and the amendment now wish to further amend the Agreement to extend the rights and benefits thereof to holders of Series C Convertible Preferred Stock, $.01 par value, of the Company (the "Series C Preferred Stock") issued pursuant to a Series C Convertible Preferred Stock Purchase Agreement of even date herewith (the "Series C Purchase Agreement") by and among the Company and the Purchasers and to make certain other changes as hereinafter set forth. In consideration of and pursuant to the foregoing, the Company covenants and agrees with each of you that the Agreement is hereby amended as follows:

                 All of the shares of Series C Preferred Stock purchased pursuant to the Series C Purchase Agreement shall be "Preferred Shares" for all purposes and to the same extent as if they were originally included as "Preferred Shares" under the Agreement, and all references in the Agreement to the "Preferred Stock" and the "Purchase Agreement" shall include such Series C Preferred Stock and the Series C Purchase Agreement, respectively.

         Further, Section 12(d) of the Agreement is hereby amended by inserting at the end of the first sentence thereof, the following:

                 ; provided, however, that no such amendment, modification, or waiver shall adversely affect the rights of any of the holders of Restricted Stock without the written consent of the holders so affected.

         This amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
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         Please indicate your acceptance of the foregoing, by signing and returning the enclosed counterpart of this letter, whereupon this Agreement shall be a binding agreement between the Company and you.

                                 Very truly yours,

                                 NEW ERA OF NETWORKS, INC.


                                 By:
                                     -------------------------------------------
                                     George F. Adam, Jr. Chief Executive Officer





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AGREED TO AND ACCEPTED as of the date first above written.

                       PURCHASERS NAMED IN SCHEDULE I TO THE PURCHASE AGREEMENT:

                                 ARCH VENTURE FUND II, L.P.,
                                   a Delaware limited partnership

                                 By: ARCH VENTURE PARTNERS, L.P.,
                                       a Delaware limited partnership,
                                       its General partner

                                       By: ARCH Venture Corporation,
                                              an Illinois corporation,
                                              its General Partner


                                           By:
                                               ---------------------------------
                                               Managing Director


                                 VENROCK ASSOCIATES


                                 By:
                                     -------------------------------------------
                                     General Partner


                                 VENROCK ASSOCIATES II, L.P.


                                 By:
                                     -------------------------------------------
                                     General Partner



                                 -----------------------------------------------
                                 Terence Garnett


                                 MERRILL LYNCH GROUP, INC.,
                                 a Delaware corporation


                                 By:
                                     -------------------------------------------





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                                 THE HAMILTON COMPANIES, L.L.C.,
                                 a Colorado limited liability company


                                 By:
                                     -----------------------------------------





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